EXHIBIT 32.2

                  Certification of Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Averox Inc. ("Averox") on Form 10-Q for the quarter ended December 31, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, Mirza Yasser Ahmad, Chief Financial Officer of Averox, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 17, 2009

                                                          /s/ Mirza Yasser Ahmad
                                                          ----------------------
                                                              Mirza Yasser Ahmad
                                                         Chief Financial Officer